UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Willkie Farr & Gallagher, LLP
2500 Westchester Avenue, Suite 215	787 7th Avenue, 40th Floor
Purchase, New York, 10577	New York, New York 10019
(914) 251-0880

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 – October 31, 2012

Item 1: Shareholder Report

GLOBAL PREMIER PROPERTIES FUND

October 31,

2012

Annual Report

Alpine Global Premier Properties Fund (‘‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

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Alpine View

October 31, 2012

Dear Investors:

Two thousand and twelve has been a difficult and complex year for investors, although it has provided mostly positive returns in the capital markets. We are looking forward to 2013 with increased confidence, even though it will likely bring forth new challenges. Five years after the peak of the debt-fueled coda to the post-cold war expansion, the developed economies of the world are finally beginning to address economic imbalances derived from societal priorities and economic constructs which were set during the prior two generations. This contrasts with many emerging market countries which are just now tackling issues of social equity, government services and personal choice, making them relatively unburdened by both such history and debt.

Central bankers around the world have stabilized the global economy and now politicians and policy makers must come to grips with the realities of a rapidly globalized world, via instant communication, next-day delivery and ‘just in time’ production. Whether you are in Stockholm or Sydney, Saskatoon or Sao Paolo, we are now interconnected at unprecedented levels with consequences we may not fully understand. Our rapidly evolving world can be both exciting and scary as well as profitable and problematic, but at Alpine we believe one can now look ahead with greater clarity to navigate both potential difficulties as well as opportunities.

Where Are We Now?

We still have to get past the “fiscal cliff”, which we hope will be concluded by the time you read this letter. This point in time signifies a potential crossroads, perhaps substantive, representing the country’s hope that our government can build upon mutual interests and address significant challenges thorough compromise. So, if the “fiscal cliff” has not been bridged by the time you read this, the stock markets may suffer more disappointment and volatility, and deeper questions could arise concerning our political process. However, we are confident that politicians realize that this era of political polarization has been costly to the economy and to their party, and if continued, will be costly to their careers. In similar fashion, we believe the game of ‘chicken’ that is playing out in European capitals between the ‘haves’ and the ‘have nots’ will result in a Eurozone where mutual fiscal responsibility will be rewarded with financial stability. The cost, however, has already been high in terms of unemployment and the earning power of the EU as a whole. We believe that the visible risks to economic and political stability, played out in both the media and the markets over the past few years, are finally in the process of being addressed. That is not to say that we can sound the “all-clear” and achieve “smooth sailing” in future years, since many structural problems remain, and no agreements have been finalized. Nonetheless, we are optimistic that the next five years have the potential to land most of us in a better place than we are today.

Since the depths of the “Global Financial Crisis” of late 2008 into early 2009, markets and individuals have continued to focus on jobs and debt. In the U.S., unemployment in 2009 rose above 10%,

approaching the peak of the 1982 recession. Today, unemployment is 7.7% and has averaged 8.2% over the past five years, similar to the 8.4% average over five years ended April, 1985. However, in the context of the prior period of ten years, from October, 1997 to October, 2007, the average unemployment rate was 4.9% compared to 6.3% over the period from 1970 to 1980, which makes this recovery feel muted. There is another contextual explanation for this weak recovery. The Federal Reserve engineered the 1980/1982 downturn, pushing 10-Year Treasury bonds to 15.84% in September, 1981. Within a year, the yield was down by almost one-third to 11% and the seeds of recovery were sown, falling to 7.51% by year five, even though the average over that period was 11.30%. From the recent peak of 5.30%, in June, 2007, rates declined by one-fifth to 4.27% in a year and to 1.69% by October 31, 2002, averaging 3.14% over this period. Notably, this level represents a proportionately greater decline than the 1981–1986 period, but the comparative impact on borrowers, lenders and savers, has been weak. As measured by GDP, the 1981–86 period produced an average of 3.4% annual growth while the past five years average is 0.7%.

Hurricane Sandy And The “Big Easy”

Hurricane Sandy hammered the northeast coast of the U.S. about seven years after Hurricane Katrina devastated New Orleans and the Gulf Coast. The surging flood waters of both Sandy and Katrina laid bare the weaknesses of our infrastructure as well as our helplessness before Mother Nature’s fury. However, large differences in the geography, existing infrastructure, the scale of the storms as well as our capacity to cope with the disasters, suggest different legacies. Sandy affected roughly 60 million people, with 8.5 million losing power, compared to about three million with Katrina. However, Sandy damaged about 305,000 homes while Katrina damaged about 1.2 million. To date, Sandy has left behind a repair bill in excess of $60 billion in New York and New Jersey alone, with total costs expected to exceed $100 billion across 16 states, compared with $125 billion for Katrina. Fundamentally, our preparedness and ability to react to the storm was decidedly different. For Sandy, pre-storm warnings and preparation were effective, and FEMA’s strong and immediate post-storm response won praise from most corners. Further, President Obama, Governors Christie (NJ) and Cuomo (NY) and NYC Mayor Bloomberg provided encouraging messages that the repairs and rebuilding will swiftly commence, so consumer confidence remains quite strong. In contrast, when Katrina struck, the slower and less adequate response caused confidence to plummet as some people questioned our government’s ability to care for and protect its citizens. In 2005, our economy was still booming, while now it is certainly weaker. Our financial situation poses constraints well beyond typical concerns over the viability and costs of building defenses against the next great potential storm. We should take heart and gain confidence as initial discussion from government officials on reconstruction efforts is not centered on band-aid-like solutions, but on investing in R&D, technical capabilities and physical infrastructure which may yield unforeseen future returns on investment.

Annual Report | October 31, 2012	1

Alpine View (continued)

October 31, 2012

In a similar fashion, there has been much debate over where and how much to spend on repairing and building new defenses against the next financial storm that may hit our economy. The relative effectiveness of stimulus packages since 2008 – whether they were too small or properly apportioned – have been difficult to measure in a vacuum. Unfortunately, polarized politics intruded upon what should have been a bipartisan discussion of how to design and allocate support for growing better jobs and the economy. Meanwhile, America has spent over $1.4 trillion on wars since 2001, raising our debt and starving the government of much needed funds. As a result, we are now experiencing the slowest recovery to prior peak levels of wealth since the Great Depression.

To date, the main job of stabilizing the economy has fallen on the Federal Reserve, since neither Wall Street, the public sector, nor academia have come up with a plan to restructure or replace the broken credit delivery mechanisms which have carried over from the prior period. The goal of new lending should be to stimulate growth of the money supply, which could fuel both transaction volumes and new investment. So far, however, neither banks nor corporations are taking the plunge as monetary velocity (Gross Domestic Product ÷ Money Supply) remains at 50 year lows of 1.55 which compares with 1.91 in 2007, according to Bloomberg.

Wall Street’s securitization machine can no longer practice the alchemy of utilizing short- and medium- term funding for long term assets, or a pooling of mixed-quality assets, to create a higher rating or valuation in aggregate than if valued individually. Perhaps a basic flaw in the system was that the credit delivery mechanism had also become the hub of the debt capital creation process. In its place, central bankers from around the world have sought to create debt capacity by reducing interest rates and acquiring illiquid assets or poorly performing debt of countries, corporations and even the equities of REITs (e.g., Japan), in order to provide liquidity to the marketplace. These actions by central banks also instilled confidence that there would be a bid, if not an explicit floor, underneath asset prices. Indeed, these measures, known broadly as quantitative easing (QE), have lifted equity valuations as well as high-yield bond prices in the U.S., Europe, England and Japan as central bankers seek to stave off deflationary impulses. With a nod to New Orleans, which was stabilized after Katrina by the funding of major repairs and has further benefited from direct investment to resume growth, we refer to this global action by central bankers as ‘the Big Easy.’ Liquidity continues to flow from the B.O.E. (England), B.O.J. (Japan), E.C.B. (European Central Bank), and Federal Reserve through both domestic banking systems and capital markets. It is Alpine’s view that ‘the Big Easy’ is buying time for the world’s developed economies to redesign the domestic economic and societal priorities which have been shaped by the political debate and policy initiatives over the past many years.

Next Gen Mods Needed

What worked in the 1950’s, 1960’s and 1970’s, when our structures, mechanisms or policies were put in place, may no longer be essential, desirable or viable. Prioritization is often motivated by expediency, which in this case is driven by budget constraints. The reduction in tax receipts due to reduced investment, asset deflation and unemployment hit at the same time as a rise in payouts for food relief, unemployment insurance and healthcare costs, are exacerbating the problem. This has impacted American, European and Japanese economies alike over the past few years. For these reasons, we think that political pressures are combining with the deadline of elections, like the one we just experienced, to make governments accountable for their actions, (or lack thereof), as we prepare for the future knowing that we can no longer push these issues down the road.

Hopefully, the challenges we’re facing will provoke an honest and fundamental debate over the nature and scope of government activities, including healthcare, entitlements and pensions as well as may be what the trade-offs or benefits of budgetary actions. Europe and Japan will face the same issues – to promote competitive cost structures through labor reform and cost savings as well as to make focused investments in essential services and infrastructure. This should be considered in terms of who pays and who provides, be it from the household sector, the business sector or by way of government control or supervision. Alpine believes that the most competitive options may offer a combination of corporate and individual entrepreneurship in partnership with differing levels of cooperation and control. Furthermore, if there is to be either austerity or stimulus for any country, then it should be decided after conducting an honest debate to reset priorities and voters’ expectations.

Debt Deleveraging

Fiscal austerity or stimulus should not be considered in absolute terms. Rather, either approach should be considered relative to debt and equity levels, projected income and asset growth, the expected duration and velocity, as well as competitive factors. However, in a case like Greece – where the lender wants either to exit or reduce exposure – austerity may be the only mechanism to deleverage immediately and severely, accepting the impact of high unemployment (23.6% for Greece as of 09/30/2012) business failures and a collapse in standards of living.

Few countries have high debt-to-GDP levels like Greece, so some latitude exists as to how severe or protracted or even delayed the course of deleveraging could take. Countries capable of 4% to 6% GDP growth might be able to outgrow debt to GDP levels that are over 75%. Demographics are also a factor as countries with aging populations, like Japan, may face costs rising faster than income, which could deplete accumulated wealth over time. This is especially worrisome if those countries (like Japan) must finance very high deficits.

Greek sovereign debt solvency was the great market fear for the past three years. Now that the ECB, with backing from Germany, has been able to reassure markets that Greece will not be forced out of the EU currency, the entire region has been forced to reassess issues of national sovereignty, in light of budgetary restraints, social contracts

2

Alpine View (continued)

October 31, 2012

and economic progress. These weak economies have put some pressure on European corporate earnings, which may decline further as the regional recession lingers. Fortunately, many companies have reduced debt levels like their American counterparts. Nevertheless, Alpine expects more European companies will belatedly follow the U.S. lead from 2009–2012 by issuing more equity to deleverage, as well as for selective mergers and acquisitions.

Across much of the globe, household deleveraging has been accomplished, although the U.S. still lags for structural reasons. U.S. household debt as a percentage of personal income has fallen from over 114% in September, 2009 to 97% this past June. This compares with the pre-2000 (Y2K) level of under 79%, putting us halfway there. If the declining trend in personal income actually improves, complete recovery should hasten.

In Europe and Australia, most home mortgages pay floating interest rates, so if rates fall by half, then so does the monthly carrying cost, adding to disposable income or to savings. In the U.S., fixed-rate mortgages require a refinancing process to capture lower rates. Unfortunately, some 12 million homes have mortgages that are worth more than their depreciated values, so people cannot refinance without paying down the mortgage. This ‘negative equity’ is constraining consumption and jobs mobility. Indeed this situation heightens the economic and social importance of the nascent housing recovery.

It is worth noting that total existing home sales in the U.S. are still 33% (according to National Association of Realtors) below the September, 2005 peak (just after Katrina!). National median home prices fell by over 59% when measured by a less volatile 12-month moving average, and have only recovered by 8.6% this year. although some markets such as Phoenix and parts of Southern California, are up over +20% year-over-year, in part due to aggressive institutional investors seeking to accumulate rental homes. New home sales have grown nicely off a much lower volume level, with total sales still -73% below the July, 2005 peak, as builders’ new home prices could not compete with foreclosed inventory over the past few years. Alpine believes that the strengthening home sales market will draw more housing investment once stringent mortgage lending rules are eased, permitting entry level buyers back into the market.

Similarly, car sales have been improving. Manufacturers are projecting continued strong demand based on the historically high average age of automobiles – over 11 years old – on the road. This pattern of slowly strengthening consumption and a slowly improving jobs market should reinforce one another, although high student loan debt, and higher unemployment for those under 25, could limit the buying patterns of this important demographic in the U.S.

Your Choice: Deflation Or Inflation

The mood of the marketplace is generally influenced by bouts of excess exuberance or pervasive pessimism, typically occurring at peaks or troughs in market sentiment. If mutual fund flows are to be a guide as to market sentiment, then it is clear that the extreme risk-

off mentality from 2008 through this year has continued, albeit in more muted fashion. Equity funds continued to suffer redemptions, while bond funds continued to see strong flows, although it should be noted that high-yield bonds (formerly known as “junk bonds”) have received the lion’s share of new fund flows. . This pattern of reduced risk aversion is in contrast to the decade from 1996 through 2006, when approximately $1.5 trillion flowed into equity mutual funds, roughly six times the amount that was invested in bond funds. Over the last five years, approximately $400 billion has been redeemed from equity funds, while $750 billion has flowed into bond funds. Given the historic low level of bond yields and the main monetary focus of central banks on what Alpine refers to as ‘the Big Easy’, this trend could last a bit longer, until the weight of money tips the scales too far. Since quantitative easing competitively reduces yield and theoretically crowds investors out of the bond market, investor sentiment may, at a point, dramatically shift new allocations back towards equities.

While the depressive conditions will likely affect one-third (Europe and Japan) of the global economy for possibly several years, another quarter (the U.S.) of the global economy appears on the mend. Meanwhile, much of the rest of the world is increasingly focused on domestic economic issues. Food and energy are among the most basic economic needs, which are now cheaper as a result of the slow global economy.

The cyclical supply and demand imbalance of energy and resources has had a negative effect on producers of these resources. Thus, the GDP growth of major energy and resource suppliers such as Brazil, Indonesia, Norway, Russia, Saudi Arabia, South Africa, Australia and North America have progressively slowed as the year has unfolded. On the other hand, this has been a benefit for consuming countries such as Japan, China, India, most of Europe, as well as the U.S. Since the U.S. and China will likely remain the dominant drivers of global economic activity over the next few years, we would expect this current energy pricing benefit to translate into near-term growth, which could produce a gradual expansion of demand for energy and resources. Thus, we believe the recent decline is near a cyclical trough, although growth similar to that achieved in 2005-2007 may be several years delayed.

Instead of commodities, the key future driver of emerging economies is the trend of rising global household wealth, whether measured in GDP or in household income. We believe the past decade’s trend should continue, with rising growth on the margin in Latin America, the ASEAN countries, and even Africa. Alpine sees a continued expansion and ascension of the middle class population across the world. As wages rise in tandem with both increased productivity and favorable demographics, supported by the traditional pattern of low cost production fueling industrialization, we expect greater need for new infrastructure as urbanization expands both scale and capacity. From there, basic production begins to shift toward value-added products, stimulating more middle class service jobs, supporting a growing pattern of domestic consumption. This pattern of urbanization and consumption promotes higher incomes and prices (inflation). Such a combination of enhanced productivity and

Annual Report | October 31, 2012	3

Alpine View (continued)

October 31, 2012

supportive demographic characteristics are most prevalent in countries such as China and Brazil, while it is already relatively mature in countries such as Singapore, Hong Kong, the Czech Republic and Turkey, where per capita GDP is notably higher. In light of these trends, Alpine continues to expect the strongest GDP growth, corporate earnings growth and asset appreciation to come from the emerging markets.

Looking To The Future

We believe that the period of 2009 to 2012 has effectively been a period of diminishing uncertainty and gradual stabilization after the shock of 2008. Belatedly, this period has highlighted and accelerated the identification of economic weaknesses and some discussion of measures to improve upon the existing policies, protocols and mechanisms which organize our economic activity. In our view, it appears that 2013 and beyond will continue this period of transition. Over the next few years, we expect the current concerns over areas of visible risk to abate as political pragmatism should lead to reform. However, there will always be unchartered problems to confront, be they in the South China Sea or Antarctic Waters, continuing conflicts in the Middle East or Africa, and we can’t yet turn our back on (Eastern) European country debt. Nonetheless, individual investors could become more risk tolerant over the next few years, and institutional investors seeking higher portfolio returns may well be forced to shift the emphasis of new investments towards both public and private equities, as well as alternative categories and emerging markets. By 2016 through the end of the decade, we may well see signs of underlying inflation because reduced levels of capital spending over the past few years may create supply shortfalls, particularly in the energy and materials sectors. Furthermore, if activity in the developed economies begins to pick up steam, it is possible that the central banks in those countries may seek to shift capital off their balance sheets, effectively recycling money into the public markets. This could keep interest rates relatively high, depending on market conditions. Thus, the potential for a steeper yield curve and continued low short-term interest rates fueling the possibility of longer-term inflation might favor an array of investments including real estate, infrastructure and banks. Alpine also believes that alternative technologies – particularly in the fields of energy, healthcare, communications and transport, as well as pollution abatement and recycling – may attract investors. However, areas such as basic science and education may not provide the potential near-term earning power to attract private investment. Thus, there may be a role for public-private partnerships (PPP) which combine government oversight and sanctioning with private funding and entrepreneurship. We believe this could include sectors which may be deemed of national interest, such as infrastructure and security, which require significant capital outlays and oversight.

In summary, we believe that the global economy is still at the early stages of reallocating priorities, redirecting capital flows and reorienting our priorities in a manner that is conducive to job creation and economic inclusion of a broader segment of society. Investing for the future should be a national priority, from which we all have the potential to benefit as well as participate.

We wish to welcome Eleanor Hoagland to the Alpine Funds’ Board of Trustees. Eleanor was appointed to the Board in October, 2012 and has had a distinguished career in the investment business, including previously serving as the Chief Compliance Officer of the River Source Mutual Funds. She also is well-versed in risk management, having led such an effort for the Seligman Fund group. We look forward to her contributing to the betterment of shareholders.

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letter that follows represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of portfolio investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. References to other funds should not be interpreted as an offer of these securities.

This is a closed-end fund and does not continuously offer shares.

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Alpine View (continued)

October 31, 2012

Dear Investor:

We are pleased to present the 2012 annual report for the Alpine Global Premier Properties Fund (AWP). For the twelve-month period ended October 31, 2012, the net asset value per share increased from $6.92 to $7.75 which, in combination with total distributions of $0.60 per share, produced a total return of 22.87%. To maintain the AWP’s regular distribution of $0.05 per share each month, $0.19 per share of the total distributions of $0.60 per share paid during the period were paid through a return of capital. This is a result of management’s determination during the period to focus its efforts on seeking to increase total returns through capital appreciation. This compares with the total return for our benchmark indices, with the FTSE EPRA/NAREIT Global Real Estate Index producing 16.69% for the twelve months ended October 31, 2012 and the S&P Developed Property Index producing 16.38% for the same period.

During the fiscal year, the Fund’s average discount to Net Asset Value (NAV) declined from 13.15% last year to 5.55% on October 31, 2012. We believe that a significant part of this decline in discount was achieved through the mid-May tender offer for 20% of the common shares at a discount of 5% to the then current NAV. During the reporting period, the Fund also implemented a new share repurchase plan, pursuant to which it purchased more than two million common shares in the open market before ceasing purchases to conduct the tender offer. These purchases were accretive, and appear to have absorbed some selling pressure from shorter-term investors. As a result of this narrowing of the discount, the total return provided by the AWP shares was higher than the total return on NAV generated by the Fund. Over the fiscal year, the share price increased from $6.01 per share to $7.32, which, in combination with distributions paid, produced a total market price return of 33.62% per share to shareholders.

In light of the current global slowdown, investors focused on growth opportunities have had to be both selective and active. With regard to real estate stock returns, the broad driver over the course of the past year has been investors’ heightened search for yield, both from real estate cash flow and equity dividends. Given the global push toward lower rates by most of the world’s central banks, we do not believe it is surprising that real estate stocks performed well despite ongoing concerns that the pace of economic growth might not stimulate adequate user demand for real property. On the other hand, supply growth has been limited by continued lender caution amidst uncertain renter/buyer demand in a prolonged soft economy. Thus, despite the reduced rate of absorption, (or use of vacant space), occupancy rates are still improving and we believe this should continue for most property types over the next few years. So even if real estate cash flow yields are historically low, we believe their underlying support appears to have a strong foundation.

2012 Real Estate Stocks in Review

Favored property types over the past year were supported by underlying stable-to-improving consumption patterns in most countries. This meant continued strength in the retail mall segment as well as residential housing, both to buy and to rent. Retail sales grew at a double-digit pace in Brazil and China, and close to that pace in emerging Asia. Global housing demand has generally been flat to strong due to both greater affordability and recovery from the global financial crisis (G.F.C.). Office buildings tend to be slower to react to changing cyclical or secular shifts in market demand and rents are still soft in many markets. Certain cities have, however, shown tremendous strength over the past couple of years – notably Beijing and Shanghai which absorbed over 10–15% of market vacancies in each of the past two years. Rio de Janeiro and Sao Paulo also enjoyed significant expansion of demand and hence rapidly rising double-digit rate increases. There have even been signs of initial improvement in soft markets such as New Delhi, Singapore and Tokyo. San Francisco has been another market that has benefited from stronger tenant demand over the past year. In some cities, development pipelines are growing, reactivating previously tabled projects to meet expected demand in 2014 and 2015.

Globally, most property companies are valued in a range around 17–18 times prospective year multiples of EV (Enterprise Value) to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization). This equates to property yields, or capitalization rates at NAV of 5.5%. We like this measure for making broad comparisons across different countries and property types where balance sheet issues or accounting conventions may differ, although we believe return on capital, equity dividends and funds-from-operations are also useful measures in valuing real estate share prices. In this context, it is worth noting that the aforementioned EV/EBITDA multiples are at historically high levels even though prospective growth rates are diminished, if not negative. This can be understood in the context of both the low-yield environment and the global cyclical trough through which we are moving. That said, within individual countries and sectors, we feel there are opportunities for attractive investments.

In our opinion, Brazilian commercial property shares appear to offer the most attractive growth metrics, albeit the companies are not much cheaper than global peers on current year multiples. With a few exceptions, Brazilian residential companies fared very poorly last year and in many cases are now trading at a fraction of book value. However, if operating margins and business execution improves, there may be selective turn-around opportunities here, similar to those realized in China this year, where a rebound in new home sales has lifted shares. If economic growth and market share expansion continues for public Chinese companies, next year could bring further opportunity for earnings growth. We believe similar prospects may also exist in Thailand, Indonesia and the Philippines, all of which produced very solid returns over the past year. A year of economic stability in Singapore allowed moderating demand to absorb new supply as prices and rents began to strengthen with the prospect for improvement over the next year. Singapore REITs, in tandem with Australia, are the only real estate equity markets to provide yields of 5% or more as of October 31, 2012. Japan continues to be a “wild card” even though share prices have performed well in anticipation of renewed government efforts to create inflationary pressure, which has been meaningfully absent from the country for over 20 years.

Annual Report | October 31, 2012	5

Alpine View (continued)

October 31, 2012

Even though office vacancies in downtown Tokyo have only improved modestly to 8.74% since mid-summer, a decline in prospective new building completions over the next two years keeps hope of lower vacancy alive. Recovery prospects have also driven strong rebounds in the shares of homebuilders in both the U.S. and the U.K. where solid sales and prospective earnings growth led to major stock re-ratings.

Europe’s economy has receded over the past year and this recession may well be exacerbated over the next several years by austerity measures. This has significantly curtailed real estate growth drivers in Europe. For now, our focus will be on possible market consolidators or companies which might be acquired (M&A). Peripheral economies such as Turkey or Scandinavia, and possibly London, could continue to see a somewhat more positive growth dynamic over the next several years. Another “wild card” would certainly be the Middle East where real estate equities are inexpensive, due to the significant political turmoil and heightened economic uncertainty in the region.

The U.S. has a great range of local economies and deep individual property markets, but it appears the prospect of significant earnings growth over the next year resides only among homebuilders. While we believe that most REITs are not cheap, we believe that attractive risk-adjusted total return opportunities may still be available through active stock selection. Equity REITs may continue to benefit from market share gains due to lower cost of capital than most private players, however, many of these companies trade at historically high multiples and provide historically modest 2–3% dividend levels. For yield, we have emphasized mortgage REITs which continued to trade around book value and have offered double-digit dividend yields. Given public statements of the Federal Reserve, as reinforced by their actions in terms of quantitative easing, we believe that this segment has the potential to provide another year of attractive opportunities. Over the fiscal year ended October 31st, the Bloomberg Mortgage REIT Index produced a total return of 23.74%, outperforming the Bloomberg REIT Index which added 15.79%.

Contributors to Portfolio Performance

The Fund’s top ten portfolio holdings at fiscal year-end totaled 28.39% of the portfolio and included four of last year’s top 10 holdings. Although none of the 10 largest positions at October 31, 2012, has been completely sold, the relative position sizes have varied over the course of the year. Notably, what we believe are top-quality, strong-performing companies remained the highest weightings, including ARA Asset Management, Simon Property Group, Multiplan, and American Capital Agency Corp. All of these companies represent what, in our opinion, is the ‘premier’ property company in their respective segments and countries. The balance of the largest top 10 companies include three more mortgage REITs: Colony Financial, Invesco Mortgage Capital, and MFA Financial; Iguatemi, another Brazilian mall developer: Regus PLC, the world’s largest provider of temporary offices: and Global Logistic Properties, the largest developer of logistics facilities in China and Japan.

The top five contributors to performance of the portfolio include several companies from the top ten largest holdings at fiscal year-end. Ocwen Financial Corp., the number one contributor had an average weighting in the portfolio of only 1.14% yet returned 165.9% over the year. Multiplan’s position averaged 2.87% and gained 45.91%; followed by Colony Financial (average weight 2.38%), Inveso Mortgage Capital (average weight 2.23%), and American Capital Agency Corp (average weight 2.69%). These mortgage REITs produced 47.82%, 57.56% and 41.4%, respectively, in total returns. Ocwen Financial Corp. benefited from its position as one of the nation’s premier mortgage servicers, particularly for poor-performing or subprime loans. In light of banking efforts to streamline their businesses and address equity ratios, many banks are now exiting this segment of the mortgage investing business. This has allowed Ocwen, among a handful of other beneficiaries, to be able to significantly expand their market share dominance. Multiplan, which we believe is the premier Brazilian shopping mall company, continues to expand its portfolio of new malls while benefiting from continued double-digit retail sales growth in its existing properties. Colony Financial is a commercial mortgage REIT which is seeking further expansion as one of several large scale buyers of single-family residential properties with intent to rent. We believe they have the potential to become one of a handful of REITs which may be able to institutionalize this business. Invesco Mortgage Capital is a hybrid mortgage REIT focused on both conforming and jumbo mortgage investments. American Capital Agency Corp. has performed extremely well in the conforming agency mortgage world and we believe they will continue to do so. These five stocks in aggregate have an average weighting in the portfolio of 11.31%.

The bottom five contributors to the portfolio performance amounted to an average weight of 3.03% of the portfolio during the period, with roughly half of that in PDG Realty from Brazil. This stock had an average weighting of 1.46% and declined by 61.42% during the year. Fundamentally, PDG could not complete its existing project pipeline within the expected cost structure and has had to allocate excess equity through a dilutive recapitalization in order to guarantee its capability of delivering these projects over the next 18 months. The other members of this list include, Gafisa (average weight 0.56%, return -51.53%) and Rossi Residential (average weight 0.52%, return -59.11%), also from Brazil, which had similar problems to PDG. Another significant negative performer was Renhe Commercial Holdings (average weight 0.32%, return -52.49%) an urban mall builder in China. Once again, the inability to execute its business plan, in this case through adequate leasing and proper cost controls, drove the stock down. Treveria PLC (average weight 0.18%, return -76.30%) was a small position in a company which effectively possessed the ownership of German shopping centers which had been constrained by high debt since the G.F.C. Continued uncertainty in the European economy has led to renewed pressure from some lenders, so the shares came under pressure.

The Fund has participated in Secondary Offerings and they have contributed to the Fund’s return for the period. We cannot predict whether these offerings will continue to exist, but provided the

6

Alpine View (continued)

October 31, 2012

market offers what we believe to be attractively priced Secondary Offerings, the Fund may continue to participate in them.

Prospects and Portfolio Positioning for 2013

The United States continued to be the country with the largest percentage of holdings in the Fund at 33.38%, however, this is roughly 7% below our benchmark. The Fund has maintained a significant overweight in its Brazilian holdings, accounting for roughly 17.97% of the portfolio. We remain very bullish with this significant position. Singapore is the third largest country concentration at 10.91%, which is more than 6% over the index weight. A significant portion of this is attributable to ARA Asset Management, the portfolio’s largest individual holding. Within the United States, we expect to maintain the high proportion of mortgage REITs. Meanwhile, the portfolio is notably underweight in Australia and Hong Kong where we see difficult growth dynamics for the near-term in part due to their economic relationships with China. The Fund is also underweight Euro-denominated issues. However, success in forging an effective financial mutualization of fiscal policy amongst European Union members could prompt markets to look past weak economic conditions in this coming year in anticipation of an improving fundamental outlook for the second half of the decade. In light of what we see as the relatively attractive dividend yield opportunities offered by real estate companies and the prospect for strengthening economic demand, a positive outcome could be very beneficial to share prices. However, this is a very tall order and we think there is still considerable risk of economic stress and further concerns over domestic sovereignty producing added complexity and delaying or derailing a smooth integration. Such a scenario could lead to continued austerity and poor performance among European real estate equities.

We remain positive in our assessment of the relative performance prospects for real estate as an asset class and the current portfolio positioning as we enter fiscal 2013. We appreciate your support and continued interest.

Samuel A. Lieber
Joel E.D. Wells
Bruce Ebnother
Portfolio Managers

Please refer to the schedule of portfolio investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. References to other funds should not be interpreted as an offer of these securities.

A portion of the Fund’s distributions may be comprised of return capital or short-term or long-term capital gains. To the extent that the distribution is from a source other than net investment income, a 19a-1 notice will be provided & available on our website.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note an investor cannot invest directly in an index.

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and Secondary Offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and Secondary Offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO offering shares frequently are volatile in price due to the absence of a prior public market, the small number of

Annual Report | October 31, 2012	7

Alpine View (continued)

October 31, 2012

shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and Secondary Offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the expenses; changes in zoning market for long periods of time.

The following are definitions of some of the terms used in this report:

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Enterprise Value – is a measure of a company’s value. It is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Book Value – is the accounting value of the firm. It is calculated as total assets minus intangible assets and liabilities.

Real Estate Investment Trust (REIT) – is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

The S&P Developed Property Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

MSCI US REIT Index Gross USD is a free float-adjusted market cap weighted index that is comprised of the most actively traded equity REITs that are of reasonable size in terms of full and free float adjusted market capitalization.

The FTSE EPRA/NAREIT® Global Real Estate Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

The S&P Developed Property Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are

8

Alpine View (continued)

October 31, 2012

engaged in real estate related activities such as property ownership, management, development, rental and investment.

MSCI US REIT Index Gross USD is a free float-adjusted market cap weighted index that is comprised of the most actively traded equity REITs that are of reasonable size in terms of full and free float adjusted market capitalization.

The FTSE EPRA/NAREIT® Global Real Estate Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Annual Report | October 31, 2012	9

PERFORMANCE(1) As of October 31, 2012 (unaudited)

	Ending Value as of 10/31/12	1 Year	3 Years	5 Years	Since Inception(2)(3)(4)

Alpine Global Premier Properties Fund | NAV	$7.75	22.87%	13.11%	-4.95%	-4.80%

Alpine Global Premier Properties Fund | Market Price	$7.32	33.62%	19.67%	-3.40%	-6.59%

S&P Developed Property Index		16.38%	13.29%	-3.09%	-3.29%

MSCI US REIT Index Gross USD		14.81%	22.11%	1.72%	0.01%

FTSE EPRA/NAREIT Global Real Estate Index(5)		16.69%	12.71%	-2.92%	-2.64%

(1)

Performance information calculated after consideration of dividend and distribution reinvestment including returns of capital. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

(2)	Commenced operations on April 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.
(5)

Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P Developed Property Index to the FTSE EPRA/NAREIT Global Real Estate Index. The Adviser believes the FTSE EPRA/NAREIT Global Real Estate Index more accurately reflects the investment strategy of the Fund.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

All figures represent past performance and are not a guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The S&P Developed Property Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

MSCI US REIT Index Gross USD is a free float-adjusted market cap weighted index that is comprised of the most actively traded equity REITs that are of reasonable size in terms of full and free float adjusted market capitalization.

The FTSE EPRA/NAREIT® Global Real Estate Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

PORTFOLIO DISTRIBUTIONS* (unaudited)

TOP 10 HOLDINGS* (unaudited)
ARA Asset Management, Ltd.	4.3%	Singapore

Simon Property Group, Inc.	3.3%	United States

Multiplan Empreendimentos
Imobiliarios SA	3.2%	Brazil

American Capital Agency Corp.	3.0%	United States

Colony Financial, Inc.	2.9%	United States

Invesco Mortgage Capital, Inc.	2.8%	United States

MFA Financial, Inc.	2.3%	United States

Iguatemi Empresa de Shopping
Centers SA	2.3%	Brazil

Regus PLC	2.1%	United Kingdom

Global Logistic Properties, Ltd.	2.1%	Singapore

Top 10 Holdings	28.3%

TOP 5 COUNTRIES* (unaudited)
United States	33.3%

Brazil	18.0%

Singapore	9.5%

Japan	8.5%

United Kingdom	8.2%

*

Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

10

REGIONAL ALLOCATION** As of October 31, 2012 (unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2012 (unaudited)

Annual Report | October 31, 2012	11

Report of Independent Registered Public Accounting Firm

October 31, 2012

To the Shareholders and Board of Trustees of
Alpine Global Premier Properties Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Alpine Global Premier Properties Fund (the “Fund”) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Premier Properties Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Princeton, New Jersey
December 28, 2012

12

Schedule of Portfolio Investments

October 31, 2012

Description	Shares	Value (Note 1)

COMMON STOCKS (98.5%)
Australia (1.7%)
FKP Property Group	9,285,715	$2,139,866
Goodman Group	2,000,000	9,197,120

		11,336,986
Brazil (18.0%)
Aliansce Shopping Centers SA	826,210	9,396,840
BHG SA-Brazil Hospitality Group *	835,619	8,269,586
BR Malls Participacoes SA	959,200	12,609,557
BR Properties SA	1,008,449	13,207,328
Cyrela Commercial Properties SA Empreendimentos e Participacoes	477,310	6,201,822
Direcional Engenharia SA	1,697,302	10,161,834
Iguatemi Empresa de Shopping Centers SA	1,181,076	15,002,959
JHSF Participacoes SA	1,500,000	6,513,872
MRV Engenharia e Participacoes SA	1,865,863	9,462,292
Multiplan Empreendimentos Imobiliarios SA	722,388	21,162,495
PDG Realty SA Empreendimentos e Participacoes	4,691,837	7,900,388

		119,888,973
Chile (0.8%)
Parque Arauco SA	2,378,557	5,432,888

China (2.9%)
CapitaRetail China Trust	5,414,000	6,923,955
Evergrande Real Estate Group, Ltd.	6,475,000	2,832,272
Franshion Properties China, Ltd.	17,185,760	5,255,482
Guangzhou R&F Properties Co., Ltd.	3,500,000	4,303,843

		19,315,552
France (3.2%)
Accor SA	175,526	5,476,116
Kaufman & Broad SA *	40,644	929,287
Mercialys SA	190,496	3,997,493
Nexity SA	358,719	11,051,943

		21,454,839
Germany (1.0%)
DIC Asset AG	464,626	4,335,416
Prime Office REIT AG	634,845	2,642,184

		6,977,600
Hong Kong (1.5%)
CSI Properties, Ltd.	68,970,051	2,847,777
Hongkong Land Holdings, Ltd.	800,000	5,080,000
Mandarin Oriental International, Ltd.	1,606,000	2,360,820

		10,288,597

Description	Shares	Value (Note 1)

India (0.9%)
Ascendas India Trust	1,556,421	$969,733
Hirco PLC *	2,147,413	1,329,842
Unitech Corporate Parks PLC *	1,695,400	943,903
Yatra Capital, Ltd. *	666,500	2,669,400

		5,912,878
Japan (8.5%)
Aeon Mall Co., Ltd.	122,800	3,185,755
Daito Trust Construction Co., Ltd.	50,000	5,048,227
Frontier Real Estate Investment Corp.	357	3,152,762
Japan Prime Realty Investment Corp.	600	1,806,088
Japan Real Estate Investment Corp.	500	5,004,384
Japan Retail Fund Investment Corp.	1,139	2,075,968
Kenedix Realty Investment Corp.	1,000	3,417,262
Kenedix, Inc. *	24,000	3,111,612
Mitsubishi Estate Co., Ltd.	350,000	6,922,836
Mitsui Fudosan Co., Ltd.	320,000	6,465,740
Nomura Real Estate Holdings, Inc.	400,000	7,180,258
Nomura Real Estate Office Fund, Inc.	600	3,773,017
Sumitomo Realty & Development Co., Ltd.	200,000	5,521,734

		56,665,643
Mexico (0.6%)
Corp. Inmobiliaria Vesta SAB de CV *	1,800,000	2,709,485
Grupo Financiero Santander Mexico SAB de CV-ADR *	75,000	1,025,250

		3,734,735
Philippines (2.2%)
Ayala Land, Inc.	3,510,000	2,006,566
SM Prime Holdings, Inc.	35,030,625	12,330,236

		14,336,802
Russia (0.2%)
RGI International, Ltd. *	702,461	1,137,987
Singapore (9.5%)
ARA Asset Management, Ltd. (1)	21,782,640	28,304,217
Ascott Residence Trust	4,210,582	4,401,125
Banyan Tree Holdings, Ltd. *	8,655,400	4,754,155
CapitaCommercial Trust	4,766,300	6,134,687
CapitaMalls Asia, Ltd.	1,500,000	2,274,963
Global Logistic Properties, Ltd.	6,594,924	13,894,864
Parkway Life REIT	2,253,000	3,767,929

		63,531,940
Sweden (2.5%)
JM AB	539,945	9,727,785
NCC AB-B Shares	200,000	3,741,953
Skanska AB-B Shares	200,000	3,126,838

		16,596,576
Thailand (2.4%)
Central Pattana PCL	4,005,000	9,277,488
Minor International PCL	10,958,742	6,543,066

		15,820,554

Annual Report | October 31, 2012	13

Schedule of Portfolio Investments

October 31, 2012

Description	Shares	Value (Note 1)

Turkey (1.1%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,075,152	$7,559,641
United Kingdom (8.2%)
Great Portland Estates PLC	1,110,478	8,379,546
Hammerson PLC	1,100,000	8,375,035
London & Stamford Property PLC	2,353,223	4,370,936
LXB Retail Properties PLC *	3,210,000	5,957,155
Metric Property Investments PLC	2,416,063	3,587,006
Regus PLC	8,625,015	13,960,366
Segro PLC	1,000,000	3,834,268
Songbird Estates PLC *	3,232,069	6,076,347

		54,540,659
United States (33.3%)
AG Mortgage Investment Trust, Inc.	210,000	5,029,500
Alexander’s, Inc.	10,323	4,582,999
Alexandria Real Estate Equities, Inc.	68,739	4,841,288
American Capital Agency Corp.	614,970	20,306,309
American Capital Mortgage Investment Corp.	300,000	7,479,000
Apollo Residential Mortgage, Inc.	100,400	2,225,868
Brookfield Asset Management, Inc.-Class A	120,000	4,132,800
Brookfield Office Properties, Inc.	326,485	5,037,663
CBL & Associates Properties, Inc.	504,353	11,282,377
Chatham Lodging Trust	100,098	1,296,269
Colony Financial, Inc.	965,507	19,319,795
DiamondRock Hospitality Co.	381,974	3,239,139
Digital Realty Trust, Inc.	95,748	5,881,800
Excel Trust, Inc.	169,923	2,090,053
Host Hotels & Resorts, Inc.	410,569	5,936,828
Invesco Mortgage Capital, Inc.	880,000	18,858,400
Jones Lang LaSalle, Inc.	50,000	3,887,000
MFA Financial, Inc.	1,882,000	15,375,940
Ocwen Financial Corp. *	352,375	13,591,104
ProLogis, Inc.	273,572	9,380,784
Simon Property Group, Inc.	145,742	22,183,390
Starwood Hotels & Resorts Worldwide, Inc.	210,000	10,888,500
Starwood Property Trust, Inc.	502,500	11,517,300
Two Harbors Investment Corp.	996,931	11,893,387
Walter Investment Management Corp. *	29,585	1,429,843

		221,687,336

TOTAL COMMON STOCKS (Identified Cost $537,276,712)		656,220,186

Description	Shares	Value (Note 1)

EQUITY-LINKED STRUCTURED NOTES (0.4%)
India (0.4%)
Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	850,000	$3,166,465

TOTAL EQUITY-LINKED STRUCTURED NOTES (Identified Cost $2,800,155)		3,166,465

	Principal
	Amount

SHORT-TERM INVESTMENTS (0.6%)
State Street Eurodollar Time Deposit, 0.01%	$3,851,000	3,851,000

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,851,000)		3,851,000

TOTAL INVESTMENTS (Identified Cost $543,927,867)—(99.5%)		663,237,651

OTHER ASSETS IN EXCESS OF LIABILITIES—(0.5%)		3,032,951

NET ASSETS (100.0%)		$666,270,602

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of October 31, 2012, securities restricted under Rule 144A had a total value of $28,304,217 which comprised 4.2% of the Fund’s net assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS - Anonim Sirketi is the Turkish term for joint stock company.
PCL - Public Company Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

October 31, 2012

ASSETS

Investments, at value(1)	$663,237,651
Foreign currency, at value(2)	15,730
Cash	686
Receivable for investment securities sold	2,023,744
Dividends receivable	1,590,011
Prepaid and other assets	82,166

Total Assets	666,949,988

LIABILITIES

Accrued expenses and other liabilities:
Investment advisory fees	565,373
Administrative fees	11,768
Compliance fees	6,618
Other	95,627

Total Liabilities	679,386

Net Assets	$666,270,602

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,823,747,286

Distributions in excess of net investment income	(26,591,069)

Accumulated net realized loss on investments and foreign currency transactions	(1,250,120,786)

Net unrealized appreciation on investments and foreign currency translations	119,235,171

Net Assets	$666,270,602

Net asset value
Net assets	$666,270,602
Shares of beneficial interest issued and outstanding	85,956,569
Net asset value per share	$7.75

(1) Total cost of investments	$543,927,867
(2) Cost of foreign currency	$15,710

See Notes to Financial Statements.

Annual Report | October 31, 2012	15

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME

Dividends	$40,103,749
Less: Foreign taxes withheld	(1,659,455)
Interest	789

Total Income	38,445,083

EXPENSES

Investment advisory fee (Note 4)	7,275,264
Legal fees	365,875
Printing and mailing fees	307,928
Interest on loan (Note 8)	197,160
Administration fee (Note 4)	144,515
NYSE fees	94,486
Trustee fees	86,986
Audit and tax fees	82,243
Compliance fees	67,141
Accounting and Custody fees	57,776
Insurance fees	25,629
Miscellaneous fees	465,614

Total Expenses	9,170,617

Net Investment Income	29,274,466

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on:
Investments*	(4,873,270)
Foreign currency transactions	1,546,098

Net realized loss on investments and foreign currency	(3,327,172)

Change in net unrealized appreciation/depreciation from:
Investments	94,252,710
Foreign currency translations	(203,073)

Change in net unrealized appreciation/depreciation of investments and foreign currency	94,049,637

Net gain on investments and foreign currency	90,722,465

Increase in Net Assets from Operations	$119,996,931

* Net of foreign capital gains taxes	$11,395

See Notes to Financial Statements.

16

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

OPERATIONS

Net investment income	$29,274,466	$35,218,021
Net realized gain (loss) on:
Investments	(4,873,270)	(16,411,481)
Foreign currency transactions	1,546,098	(1,314,320)
Change in net unrealized appreciation/depreciation from:
Investments	94,252,710	(95,031,644)
Foreign currency translations	(203,073)	168,458

Increase (decrease) in net assets from operations	119,996,931	(77,370,966)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 7)

From net investment income	(40,781,202)	(64,127,086)
Tax return of capital	(18,707,535)	(18,498,905)

Net decrease in net assets from distributions to shareholders	(59,488,737)	(82,625,991)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	—	28,961,437
Repurchase of shares	(152,955,374)	—

Increase (decrease) in net assets from capital share transactions	(152,955,374)	28,961,437

Net Decrease in Net Assets	(92,447,180)	(131,035,520)

Net Assets
Beginning of year	758,717,782	889,753,302

End of year*	$666,270,602	$758,717,782

TRANSACTIONS IN CAPITAL SHARES

Common shares outstanding — beginning of year	109,593,211	105,506,077
Common shares issued as reinvestment of dividends	—	4,087,134
Common shares retired	(23,636,642)	—

Common shares outstanding — end of year	85,956,569	109,593,211

*Distributions in excess of net investment income of:	$(26,591,069)	$(35,025,490)

See Notes to Financial Statements.

Annual Report | October 31, 2012	17

Financial Highlights

(For a share outstanding throughout the period)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of year	$6.92	$8.43	$7.26	$5.00	$18.04

Income/(loss) from investment operations:
Net investment income	0.16	0.34	0.37	0.53	1.41
Net realized and unrealized gain/ (loss)	1.27	(1.08)	1.45	2.28	(12.93)

Total from investment operations	1.43	(0.74)	1.82	2.81	(11.52)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.41)	(0.60)	(0.65)	(0.55)	(1.27)
Tax return of capital	(0.19)	(0.17)	—	—	(0.25)

Total distributions	(0.60)	(0.77)	(0.65)	(0.55)	(1.52)

Net asset value per share, end of year	$7.75	$6.92	$8.43	$7.26	$5.00

Per share market value, end of year	$7.32	$6.01	$7.04	$5.79	$4.45

Total return based on:
Net Asset Value(1)	22.87%	(8.21)%	28.31%	66.15%	(67.74)%
Market Value(1)	33.62%	(4.54)%	34.36%	48.89%	(67.03)%

RATIOS/SUPPLEMENTAL DATA

Net Assets at end of year (000)	$666,271	$758,718	$889,753	$766,196	$530,868
Ratio of total expenses to average net assets	1.29%	1.29%	1.37%	1.34%	1.44%
Ratio of total expenses excluding interest expense to average net assets	1.27%	1.25%	1.32%	1.33%	1.29%
Ratio of net investment income to average net assets	4.13%	4.06%	4.97%	9.88%	11.41%
Portfolio turnover rate	59%	67%(2)	115%(2)	153%(2)	263%(2)

Borrowing at End of Year
Aggregate Amount Outstanding (000)	N/A	$45,570	N/A	$18,610	$17,974
Asset Coverage Per $1,000	N/A	$17,650	N/A	$42,171	$30,535

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.

(2)	Portfolio turnover rate does not reflect total return swap transactions.

18

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on February 13, 2007, and had no operating history prior to April 20, 2007. The Board of Trustees authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method.

Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2012	19

Notes to Financial Statements

October 31, 2012

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Valuation Inputs

Investments in Securities at Value	Level 1	Level 2	Level 3 *	Total Value

Common Stocks
Australia	$11,336,986	$—	$—	$11,336,986
Brazil	119,888,973	—	—	119,888,973
Chile	5,432,888	—	—	5,432,888
China	19,315,552	—	—	19,315,552
France	21,454,839	—	—	21,454,839
Germany	6,977,600	—	—	6,977,600
Hong Kong	10,288,597	—	—	10,288,597
India	5,912,878	—	—	5,912,878
Japan	56,665,643	—	—	56,665,643
Mexico	3,734,735	—	—	3,734,735
Philippines	14,336,802	—	—	14,336,802
Russia	1,137,987	—	—	1,137,987
Singapore	63,531,940	—	—	63,531,940
Sweden	16,596,576	—	—	16,596,576
Thailand	—	15,820,554	—	15,820,554
Turkey	7,559,641	—	—	7,559,641
United Kingdom	54,540,659	—	—	54,540,659
United States	221,687,336	—	—	221,687,336
Equity-Linked Structured Notes	—	3,166,465	—	3,166,465

Short-Term Investments	—	3,851,000	—	3,851,000

Total	$640,399,632	$22,838,019	$—	$663,237,651

*	During the year ended October 31, 2012, the Fund did not hold any Level 3 securities.

The following table shows transfers between Level 1 and Level 2:

Transfers In *		Transfers Out *

Level 1	Level 2	Level 1	Level 2

$234,267,756	$—	$—	$(234,267,756)

*

The Fund recognizes transfers between the Levels based on values as of the beginning of the year. The transfers were due to the fair valuation, in accordance with procedures approved by the Board of Trustees, as of October 31, 2011 of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. No such fair valuation was required on October 31, 2012.

20

Notes to Financial Statements

October 31, 2012

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Federal and Other Income Taxes: It is the Fund’s policy to comply with the Federal income and excise tax requirement of the Internal Revenue Code of 1986 (the “Code”), as amended applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirement imposed by the Code. Therefore, no federal income or state tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. As of October 31, 2012, open Federal and New York tax years include the tax years ended October 31, 2009 through 2012.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to Shareholders: On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board of Trustees, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. The Board of Trustees views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board of Trustees from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which term may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily

Annual Report | October 31, 2012	21

Notes to Financial Statements

October 31, 2012

associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund did not hold any forward currency contracts as of October 31, 2012.

During the year ended October 31, 2012, the Fund entered into 2 forward currency contracts and recorded a net change in unrealized appreciation of $118,316 and a net realized gain of $1,593,400 on the Statement of Operations related to investments in forward currency contracts.

Derivative instruments and hedging activities: Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the year and the change in unrealized appreciation/depreciation resulting from the Fund’s derivatives and hedging activities during the year.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

Derivatives	Statement of Operations Location	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Forward currency contracts	Net realized loss on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	$ 1,593,400	$ (118,316)

Total		$ 1,593,400	$ (118,316)

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2012 are as follows:

Purchases	Sales

$428,922,163	$607,915,561

The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2012.

4. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the

22

Notes to Financial Statements

October 31, 2012

Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. AFFILIATES:

The following issuers are affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting securities during the year ended October 31, 2012. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Balance at
	October 31,
Issuer Name	2011	Purchases	Sales

SM Prime Holdings, Inc.	40,000,000	8,506,125	13,475,500

	Balance at	Value at
	October 31,	October 31,	Realized
Issuer Name	2012*	2012	Gain

SM Prime Holdings, Inc.	35,030,625	$12,330,236	$1,623,978

*	As a result of sale activity during the period, the security is no longer considered an affiliate.

6. CAPITAL TRANSACTIONS

The Fund, in accordance with its tender offer for up to 21,489,143 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $6.47 per share (95% of the net asset value per share of $6.81 on June 18, 2012). The shares purchased represented 20% of the Fund’s then outstanding shares.

On February 8, 2012, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 10% of the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. Under the Repurchase Plan, the Adviser purchased 2,147,499 shares at an average price of $6.511, including commissions in the amount of $42,950. The Repurchase Plan expired on October 31, 2012. The Fund suspended purchases of common shares in the open market in connection with the tender offer the Fund commenced on May 17, 2012.

7. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2012 was as follows:

Distributions paid from:
Ordinary Income	$40,781,202
Return of Capital	18,707,535

Total	$59,488,737

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2012, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $38,648,692, decreased accumulated net realized loss by $(18,841,402) and decreased paid in capital by $(19,807,290). These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2012, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, unused capital loss carryovers of $661,143,094, expiring October 31, 2016, unused capital loss carryovers of $369,610,833, expiring October 31, 2017, unused capital loss carryovers of $67,561,774, expiring October 31, 2018, and unused capital loss carryovers of $31,540,996, expiring October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2012 with no expiration are as follows:

Short Term	Long Term

$21,088,847	$12,045,766

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(1,241,715,555)
Unrealized Appreciation	84,238,871

Total	$(1,157,476,684)

Annual Report | October 31, 2012	23

Notes to Financial Statements

October 31, 2012

As of October 31, 2012, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$135,983,221
Gross depreciation on investments
(excess of tax cost over value)	(51,672,221)

Net unrealized appreciation	84,311,000

Cost of investments for income tax purposes	$578,926,651

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

8. LINE OF CREDIT:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2012, the amount available for investment purposes was $66,694,999. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2012, the average borrowing by the Fund was $18,271,950 with an average rate on borrowings of 1.06%. Interest expense related to the loan for the year ended October 31, 2012 was $197,160.

9. SUBSEQUENT EVENTS:

Distributions: The Fund paid a distribution of $4,297,828 or $0.05 per common share on November 30, 2012 to common shareholders of record on November 23, 2012.

The Fund will also pay a distribution of $0.05 per common share payable on December 31, 2012 to common shareholders of record on December 21, 2012.

On December 19, 2012, the Fund also declared a distribution of $0.05 per common share payable on January 31, 2013 to common shareholders of record on January 24, 2013.

24

Additional Information (unaudited)

October 31, 2012

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (“Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such

Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is

Annual Report | October 31, 2012	25

Additional Information (unaudited)

October 31, 2012

below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services Inc. c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2012, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	1.23%
Qualified Dividend Income	12.43%

SHAREHOLDER MEETING

On June 8, 2012, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund and to conduct other business. The results of the proposals reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Samuel A. Lieber as Trustee to the Board of Trustees for a term of three years to expire at the 2015 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	97.80%
Withheld	2.20%

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments or postponements hereof.

For	82.91%
Against	19.40%
Abstain	0.95%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

26

Additional Information (unaudited)

October 31, 2012

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (58)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (52)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (67)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	17	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

Eleanor T.M. Hoagland (61)	Independent Trustee	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (since 2011); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	17	Trustee of each of the Alpine Trusts.*

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (collectively, the “Alpine Family of Funds”)

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2012	27

Additional Information (unaudited)

October 31, 2012

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (56)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as open-end management investment companies. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

28

Additional Information (unaudited)

October 31, 2012

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (87)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	17	None

John M. Megyesi (52)	Chief Compliance Officer	Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).	17	None

Ronald Palmer (44)	Chief Financial Officer and Treasurer	Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).	17	None

Andrew Pappert (32)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	17	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2012	29

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INVESTOR	1(800) 617.7616 | www.alpinefunds.com
INFORMATION

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR &
CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
500 College Road East
Princeton, NJ 08540

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinefunds.com

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

          (a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2011 was $68,334 and fiscal year 2012 was $86,116.

          (b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2011 and $0 in fiscal year 2012.

          (c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $10,919 in fiscal year 2011 and $15,160 in fiscal year 2012.

          (d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2011 and $10,947 in fiscal year 2012. The fees were for consulting and advisory services regarding enterprise risk management.

          (e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

          (g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0 in fiscal year 2011 and $109,474 in fiscal year 2012.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E. Wacksman
James A. Jacobson

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of October 31, 2012

Name	Title	Length of Service	Business Experience 5 Years
Samuel A. Lieber	Portfolio Manager	Since Inception	Chairman, President (2006-present), Founder, Alpine Woods Capital Investors, LLC (2003-present)
Joel E.D. Wells	Portfolio Manager	Since November 2010	Portfolio Manager, Alpine Emerging Markets Real Estate Fund (2008-present); Equity Real Estate markets Analyst at Wachovia Capital
Bruce Ebnother	Portfolio Manager	Since September 2011	UBS Global Asset Management, Portfolio Manager (1996-2010).

(a)(2) Other Accounts Managed as of December 31, 2012

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts		Total Assets	Material Conflicts if Any

Samuel A. Lieber
Registered Investment Companies	7	$511.1	0		0	See below	(1)
Other Pooled Accounts	2	125.3	0	[2]	0
Other Accounts	0	0	0		0
Joel E.D. Wells
Registered Investment Companies	1	$5.3	0		0	See below	(1)
Other Pooled Accounts	0	0	0		0
Other Accounts	0	0	0		0
Bruce Ebnother
Registered Investment Companies	0	$0	0		0	See below	(1)
Other Pooled Accounts	0	0	0		0
Other Accounts	0	0	0		0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

[2] There is a fixed advisory fee for these accounts. Under certain circumstances an incentive fee can be earned by an affiliate of the Adviser based on performance.

          Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

          Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

          Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

          Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

          Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of October 31, 2012

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4) Dollar Range of Securities Owned as of December 31, 2012

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant[1]
Samuel A. Lieber	Over $1,000,000
Joel E.D. Wells	$10,001 – 50,000
Bruce Ebnother	None

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)

05/01/2012 to 05/31/2012	None	None	None	None
06/01/2012 to 06/30/2012	21,489,143	$6.47	21,489,143	None
07/01/2012 to 07/31/2012	None	None	None	None
08/01/2012 to 08/31/2012	None	None	None	None
09/01/2012 to 09/30/2012	None	None	None	None
10/01/2012 to 10/31/2012	None	None	None	None

Total	21,489,143	$6.47	21,489,143	None

(1) On May 17, 2012, the Fund announced a tender offer (the “Offer”) to purchase up to 21,489,143 (representing about 20%) of its then issued and outstanding common shares, no par value per share, at a price equal to 95% of the net asset value (NAV) per share, determined as of the business day immediately following the expiration of the Offer. The Offer expired on June 15, 2012 at 5:00 P.M. New York City Time. The Fund accepted 21,489,143 shares for cash payment at a price equal to $6.47 per share, which represented 95% of the Fund’s NAV per share on June 18, 2012. Additionally, a notice that the Registrant may purchase at market prices from time to time its common shares in the open market in accordance with Section 23(c) of the Investment Company Act of 1940 is included in the Registrant’s Semi-Annual and Annual reports.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) Notice to shareholders regarding the Fund’s distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2013